Exhibit 99.3
TRECORA RESOURCES
SSI CHUSEI, INC. ACQUISITION

Index of Financial Statements

Introduction	1
Unaudited pro forma condensed combined balance sheets as of September 30 ,2014	3
Unaudited pro forma condensed combined income statement for nine months ended September 30 ,2014	4
Unaudited pro forma condensed combined income statement for year ended December 31, 2013	5
Notes to unaudited pro forma condensed combined financial statements	6

TRECORA RESOURCES
PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)
INTRODUCTION

As described elsewhere in this Current Report on Form 8-K/A, on October 1, 2014 Texas Oil & Chemical Co. II, Inc.,  a wholly owned subsidiary of Trecora Resources (“TREC”), completed the acquisition (“the Acquisition”) of 100% of the Class A common stock of SSI Chusei, Inc. (“SSI”) in exchange for a cash payment of $74,702,000 which was funded (i) $4,702,000 from TREC’s existing cash balances and (ii) $70,000,000 from the proceeds of a senior secured financing.

The accompanying unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) are presented to illustrate the effects of the Acquisition on the financial position and results of operations of TREC.  The pro forma financial statements give effect to the adjustments presented in the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014, is based upon the unaudited historical balance sheet of TREC and unaudited historical balance sheet of SSI as of September 30, 2014 and assumes the Acquisition took place on September 30, 2014.  The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2014, is based on the unaudited historical statements of income of TREC and SSI for the nine months ended September 30, 2014, and has been prepared assuming the Acquisition took place on January 1, 2013.  The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013, is based on the audited historical statements of income of TREC and SSI for the year ended December 31, 2013, and has been prepared assuming the acquisition took place on January 1, 2013. The historical financial information of TREC and SSI is adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the condensed combined statements of income, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements  are presented for illustrative purposes only and are not necessarily indicative of, or intended to represent,  the financial position or results of operations that would have resulted had  the Acquisition been consummated as of the dates indicated or that may be achieved in the future. The actual results reported by the combined company in periods following the Acquisition may differ significantly from those reflected in these pro forma financial statements  for a number of reasons including cost saving synergies from operating efficiencies and the effect of the incremental costs incurred to integrate the two companies.

The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the consolidated financial statements of TREC included in its Annual Report  on Form 10-K for the year ended December 31, 2013, and in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014,  the historical audited financial statements of SSI, including the notes thereto, as of and for the year ended December 31, 2013, included in TREC’s Current Report on Form 8-K filed October 3, 2014, and the historical unaudited financial statements of SSI, including the notes thereto,  for the nine months ended September 30, 2014, included elsewhere in this Current Report on Form 8-K/A-1.

TRECORA RESOURCES
Pro Forma Condensed Combined Balance Sheets as of September 30, 2014 (Unaudited)
(in thousands)
	Historical Trecora Resources	Historical SSI Chusei, Inc.	Pro Forma Adjustments	Note 2	Combined Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$13,948	$107	$(4,702)	a	$9,353
Trade receivables, net	27,625	2,821	-		30,446
Inventories	11,956	2,931	408	a	15,295
Prepaid expenses and other assets	2,520	742	-		3,262
Deferred income taxes	839	-	-		839
Total current assets	56,888	6,601			59,195

Plant, pipeline and equipment, net	46,251	16,007	7,947	a	70,205

Goodwill	-	-	21,273	a	21,273
Other intangible assets	-	-	26,634	a	26,634
Investment in AMAK	53,408	-	-		53,408
Mineral properties in the United States	588	-	-		588
Other assets	772	-	-		772

TOTAL ASSETS	$157,907	$22,608			$232,075
LIABILITIES
Current Liabilities
Accounts payable	$12,605	$1,074	-		$13,679
Accrued interest	81	-	-		81
Current portion of derivative instruments	198	2	-		200
Accrued liabilities	3,881	1,119	472	b	5,472
Accrued liabilities in Saudi Arabia	140	-	-		140
Current portion of post-retirement benefit	284	-	-		284
Current portion of long-term debt	1,400	667	7,000	a	9,067
Current portion of other liabilities	1,080	1,253	-		2,333
Total current liabilities	19,669	4,115			31,256

Long-term debt, net of current portion	7,789	-	63,000	a	70,789
Post-retirement benefit, net of current portion	649	-	-		649
Derivative instruments, net of current portion	183	-	-		183
Other liabilities, net of current portion	706	53	-		759
Deferred income taxes	10,580	-	-		10,580
Total liabilities	39,576	4,168			114,216

EQUITY
Common stock	2,395				2,395
Additional paid-in capital	47,673				47,673
Accumulated other comprehensive loss	(248)				(248)
Retained earnings	68,222		(472)	b	67,750
Net assets SSI	-	18.440	(18,440)	a	-
Total Stockholders’ Equity	118,042				117,570
Noncontrolling Interest	289	-			289
Total equity	118,331	18,440			117,859

TOTAL LIABILITIES AND EQUITY	$157,907	$22,608			$232,075

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRECORA RESOURCES

Pro Forma Condensed Combined Statements of Income
For the nine months ended September 30, 2014 (Unaudited)

	Historical Trecora Resources	Historical SSI Chusei, Inc. (Note 3)	Pro Forma Adjustments	Note 2	Combined Pro Forma
	(thousands of dollars)
REVENUES
Product Sales	$210,517	$12,670	$-		$223,187
Processing Fees	5,054	6,653	-		11.707
	215,571	19,323	-		234,894

OPERATING COSTS AND EXPENSES
Cost of Sales and Processing	182,112	15,095	(621)	c	196,586

GROSS PROFIT	33,459	4,228			38,308

GENERAL AND ADMINISTRATIVE EXPENSES
General and Administrative	12,430	1,938	(388)	e	14,160
			180	f
Depreciation and Amortization	406	41	1,534	d	1,981
	12,836	1,979			16,141

OPERATING INCOME	20,623	2,249			22,167

OTHER INCOME (EXPENSE)
Interest Income	26	23	-		49
Interest Expense	(169)	(39)	(1,407)	g	(1,615)
Losses on Cash Flow Hedge Reclassified from OCI	(190)	-	-		(190)
Equity in losses of AMAK	(687)	-	-		(687)
Miscellaneous Income (Expense)	(47)	58	-		11
	(1,067)	42	(1,407)		(2,432)

INCOME BEFORE INCOME TAXES	19,556	2,291			19,735

INCOME TAXES	6,183	6	58	h	6,247

NET INCOME	13,373	2,285			13,488

NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	--	-			-

NET INCOME ATTRIBUTABLE TO TRECORA RESOURCES	$13,373	$2,285			$13,488

Basic Earnings per Common Share
Net Income Attributable to Trecora Resources (dollars)	$0.55				$0.56

Basic Weighted Average Number of Common Shares Outstanding	24,163				24,163

Diluted Earnings per Common Share
Net Income Attributable to Trecora Resources (dollars)	$0.54				$0.54

Diluted Weighted Average Number of Common Shares Outstanding	24,870				24,870

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRECORA RESOURCES
Pro Forma Condensed Combined Statements of Income
For the year ended December 31, 2013 (Unaudited)

	Historical Trecora Resources	Historical SSI Chusei, Inc. (Note 3)	Pro Forma Adjustments	Note 2	Combined Pro Forma
	(thousands of dollars)
REVENUES
Product Sales	$230,643	$15,452	$-		$246,095
Processing Fees	5,584	7,669	-		13.253
	236,227	23,121	-		259,348

OPERATING COSTS AND EXPENSES
Cost of Sales and Processing	201,064	15,334	(845)	c	215,553

GROSS PROFIT	35,163	7,787	(845)		43,795

GENERAL AND ADMINISTRATIVE EXPENSES
General and Administrative	14,672	2,734	240	f	17,646
Depreciation and Amortization	521	54	2,045	d	2,620
	15,193	2,788			20,266

OPERATING INCOME	19,970	4,999			23,529

OTHER INCOME (EXPENSE)
Interest Income	15	-	-		15
Interest Expense	(520)	(116)	(2,034)	g	(2,670)
Losses on Cash Flow Hedge Reclassified from OCI	(301)	-	-		(301)
Equity in earnings of AMAK	4,703	-	-		4,703
Gain from additional equity issuance by AMAK	3,997	-	-		3,997
Miscellaneous Expense	(219)	(282)	-		(501)
	7,675	(398)			5,243

INCOME BEFORE INCOME TAXES	27,645	4,601			28,772

INCOME TAXES	8,147	(7)	409	h	8,549

NET INCOME	19,498	4,608			20,223

NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	--	-	-		-

NET INCOME ATTRIBUTABLE TO TRECORA RESOURCES	$19,498	$4,608			$20,223

Basic Earnings per Common Share
Net Income Attributable to Trecora Resources (dollars)	$0.81				$0.84

Basic Weighted Average Number of Common Shares Outstanding	24,115				24,115

Diluted Earnings per Common Share
Net Income Attributable to Trecora Resources (dollars)	$0.79				$0.82

Diluted Weighted Average Number of Common Shares Outstanding	24,745				24,745

See accompanying notes to unaudited pro forma condensed combined financial statements.

TRECORA RESOURCES
Notes to Pro Forma Condensed Combined Unaudited Financial Statements

1.	Basis of Presentation

On October 1, 2014, (“the Closing Date” or the “Acquisition Date”) Texas Oil & Chemical Co. II, Inc. (“TOCCO”), a Texas corporation and a wholly owned subsidiary of TREC, completed the acquisition of 100% of the Class A common stock of SSI, a Texas corporation and leading manufacturer of specialty polyethylene waxes and custom toll processing services in Pasadena, Texas (the “Acquisition”).  The Acquisition was completed pursuant to a Stock Purchase Agreement dated as of September 19, 2014, by and among TREC, TOCCO, Schumann/Steier Holdings, LLC (“SSH”), a Delaware limited liability company, and SSI.

The accompanying unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) are presented to illustrate the effects of the Acquisition on the financial position and results of operations of TREC.  The pro forma statements give effect to the adjustments described in Note 2 below.

TREC has accounted for the Acquisition in accordance with the acquisition method of accounting under Financial Accounting Standards Board Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, TREC used its best estimates and assumptions to assign fair value to the tangible and intangible assets acquired and liabilities assumed at the Acquisition Date. Goodwill as of the Acquisition Date is measured as the excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired.

The following table summarizes the components of the purchase consideration (in thousands):

Cash paid at closing	$3,000
Estimated cash to be paid for working capital adjustment	1,702
Debt	70,000
Total purchase consideration	$74,702

The purchase price for the Acquisition consisted of payment of $73,000,000 plus an upward or downward closing working capital adjustment to be determined within 60 days after closing.  The estimated working capital adjustment is currently $1.7 million.

Pursuant to the Escrow Agreement, TOCCO deposited $3,000,000 of the purchase price into an escrow account (the “Escrowed Amount”), which will be available to fund SSH’s indemnity obligations under the Stock Purchase Agreement.  The Escrowed Amount will be released to SSH as follows: (a) six months from the Closing Date any Escrowed Amount above $2,000,000 that is not subject to a claim will be released, (b) twelve months after the Closing Date any remaining

Escrowed Amount above $1,000,000 that is not subject to a claim will be released, and (c) eighteen months after the Closing Date any remaining Escrowed Amount that is not subject to a claim will be released (in all cases exclusive of the estimated tax payment to the State of Texas).

The following table summarizes the Acquisition Date fair value of the identifiable assets acquired and liabilities assumed and the amount recognized as goodwill (in thousands):

Purchase Price		$74,702

Cash	$107
Trade receivables	2,821
Inventories	3,339
Prepaid expenses and other assets	742
Plant, pipeline and equipment	23,954
Other intangible assets	26,634
Accounts payable	(1,074)
Accrued liabilities	(1,174)
Other liabilities	(1,253)
Long-term debt, net of current portion	(667)	53,429
Goodwill		$21,273

The components of the other intangible assets and their respective useful lives are as follows (in thousands):

Identifiable Intangible Asset	Value	Estimated Useful Life
Customer Relationships	$16,781	15 years
Non-compete Agreements	93	5 years
Licenses and Permits	1,471	various
Trade Name	2,158	indefinite
Developed Technology	6,131	10 years
Total	$26,634

The unaudited pro forma condensed combined balance sheet as of September 30, 2014, is based upon the unaudited historical balance sheet of TREC and unaudited historical balance sheet of SSI as of September 30, 2014, and assumes the Acquisition took place on September 30, 2014.  The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2014, is based on the unaudited historical statements of income of TREC and SSI for the nine months ended September 30, 2014, and has been prepared assuming the acquisition took place on January 1, 2013.  The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013, is based on the audited historical statements of income of TREC and SSI for the year ended December 31, 2013, and has been prepared assuming the Acquisition took place on January 1, 2013. The historical financial information of TREC and SSI is adjusted in the pro forma financial statements to give pro forma effect to events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the pro forma condensed combined statements of income, expected to have a continuing impact on the combined results.

The pro forma financial statements  are presented for illustrative purposes only and are not necessarily indicative of, or intended to, represent the financial position or result s of operations that would have resulted had  the Acquisition been consummated as of the dates indicated or that may be achieved in the future. The actual results reported by the combined company in periods following the Acquisition may differ significantly from those reflected in these unaudited pro forma condensed combined financial statements for a number of reasons including cost saving synergies from operating efficiencies and the effect of the incremental costs incurred to integrate the two companies.

2.	Pro Forma Adjustments

The pro forma adjustments to the unaudited pro forma condensed combined balance sheet are as follows:

a.	To record the payment of the purchase consideration (including the receipt and payment of the proceeds of the senior secured financing) as follows (in thousands):

Payment of acquisition cost (including receipt and disbursement of proceeds of senior secured financing):
Paid from TREC cash balances	$4,702
Current portion of financing	7,000
Non-current portion of financing	63,000
Total acquisition cost	$74,702

Allocation of acquisition cost to assets acquired and liabilities assumed:
Net assets of SSI at historical cost	$18,440
Adjustment of inventories to fair value	408
Adjustment of plant, pipeline and equipment to fair value	7,947
Record other intangible assets at fair value	26,634
Record goodwill	21,273
$74,702

b.
To record $472,000 of acquisition costs incurred by TREC after September 30, 2014. TREC will charge these acquisition costs to expense in the quarter ending December 31, 2014. These expenses are not reflected in the pro forma statements of income, and acquisition costs incurred through September 30, 2014 are eliminated from the pro forma statements of income (see adjustment (e) below) due to their non-recurring nature.

The pro forma adjustments to the unaudited pro forma condensed combined statements of income are as follows:

c.	To record additional depreciation expense resulting from the adjustment to fair value of SSI’s plant, pipeline and equipment.
d.	To record amortization expense on other intangible assets.
e.	To eliminate non-recurring acquisition costs incurred by TREC in the nine months ended September 30, 2014.
f.	To record additional salary costs in connection with the employment contracts with certain officers.
g.	To record additional interest expense on the senior secured financing using the TREC estimated interest rate of 2.655%.
h.	To record the estimated tax effect on the incremental change based on the combined federal and state statutory tax rate of 35.67%.

3.	Reclassifications

Certain reclassifications have been made in the historical SSI financial statement to conform to TREC’s financial statement presentation.  As shown below, these reclassifications have no impact on net income.

TRECORA RESOURCES
Notes to Pro Forma Condensed Combined Statements of Income
Reclassifications of Historical SSI Chusei, Inc.
For the nine months ended September 30, 2014 (Unaudited)

	As Reported	Reclassifications	As Reclassified

REVENUES	$19,323	$(19,323)	$-
Product Sales	-	12,670	12,670
Processing Fees	-	6,653	6.653
	19,323		19,323

OPERATING COSTS AND EXPENSES
COST OF REVENUES	9,762	(9,762)	-
Cost of Sales and Processing	-	15,095	15,095

GROSS PROFIT	9,561		4,228

OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,652	(7,652)	-
General and Administrative	-	1,938	1,938
Depreciation and Amortization	-	41	41
	7,652		1,979

INCOME BEFORE OTHER INCOME (EXPENSES)	1,909
OPERATING INCOME			2,249

OTHER INCOME (EXPENSE)
Interest and Dividend Income	24	-	24
Gain on sale of marketable securities	71	(71)	-
Insurance proceeds	311	(311)	-
Other income	35	(35)	-
Interest Expense	(40)	-	(40)
Loss on disposal	(19)	19	-
Miscellaneous Income (Expense)	-	58	58
	382		42

INCOME BEFORE INCOME TAXES	2,291	-	2,291

INCOME TAXES	6	-	6

NET INCOME	$2,285	-	$2,285

TRECORA RESOURCES
Notes to Pro Forma Condensed Combined Statements of Income
Reclassifications of Historical SSI Chusei, Inc.
For the year ended December 31, 2013 (Unaudited)

	As Reported	Reclassifications	As Reclassified

REVENUES
SALES	$23,121	$(23,121)	$-
Product Sales	-	15,452	15,452
Processing Fees	-	7,669	7.669
	23,121		23,121

OPERATING COSTS AND EXPENSES
COST OF SALES	9,202	(9,202)	-
Cost of Sales and Processing	-	15,334	15,334

GROSS PROFIT	13,919		7,787

OPERATING, SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,160	(9,160)	-
General and Administrative	-	2,734	2,734
Depreciation and Amortization	-	54	54
	9,160		2,788

INCOME BEFORE OTHER INCOME (EXPENSES)	4,759
OPERATING INCOME			4,999

OTHER INCOME (EXPENSE)
Other income	249	(249)	-
Interest Expense	(116)	-	(116)
Loss on disposal	(21)	21	-
Other expenses	(263)	263	-
Miscellaneous Income (Expense)	-	(282)	(282)
	(151)		(398)

INCOME BEFORE INCOME TAXES	4,608		4,601

INCOME TAXES	-	(7)	(7)

NET INCOME	$4,608		$4,608